================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 26, 2002


                              CENTRAL BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


MASSACHUSETTS                            0-25251                  04-3447594
--------------------------------      --------------         -------------------
(State or other jurisdiction           (Commission            (I.R.S. employer
of incorporation)                      file number)          identification no.)



      399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS             02144
      ------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



================================================================================

ITEM 5.  OTHER EVENTS
         ------------

     On March 26, 2002, the Registrant announced the completion of the Registrant's fourth common stock repurchase program. On March 26, 2002, the Registrant also announced that it had named Michael K. Devlin as its Chief Financial Officer and named Paul S. Feeley as its Chief Information Officer. For further information, reference is made to the Registrant's press releases, dated March 26, 2002, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

     The following is a list of exhibits filed with this Current Report on Form 8-K.

  Exhibit No.          Description
  ----------           -----------

     99.1              Press Release, dated March 26, 2002 (Completion of
                       Fourth Stock Buyback)

     99.2              Press Release, dated March 26, 2002 (New CFO and CIO)

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      CENTRAL BANCORP, INC.



Date:  March 26, 2002                 By:/s/ John D. Doherty
                                         ---------------------------------------
                                         John D. Doherty
                                         President